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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                            _______________________


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 25, 2000
                                                 -------------------------------


                             GRUBB & ELLIS COMPANY
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            (Exact name of registrant as specified in its charter)



Delaware                                1-8122                        94-1424307
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(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)




2215 Sanders Road, Suite 400              Northbrook, IL                   60062
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code                  847.753.7500
                                                    ----------------------------


                                   no change
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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
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As previously announced by Grubb & Ellis Company, a Delaware corporation (the
"Company"), effective May 25, 2000, Neil Young resigned as Chairman of the Board, President and Chief Executive Officer of the Company. The Company and Mr. Young entered into a separation agreement as of May 30, 2000 related to such resignation (the "Agreement"). The Agreement is attached hereto as an exhibit to this report, and incorporated herein by reference.

The Agreement provides for cash payments totaling approximately $2.6 million, prior to certain contingent payments. This amount was recognized as expense during the fiscal quarter ended June 30, 2000. The payments include approximately $1.6 million, which is subject to increase under certain circumstances, in return for cancellation of Mr. Young's options to purchase an aggregate of 465,000 shares of Common Stock of the Company.

Following Mr. Young's resignation, director Reuben S. Leibowitz was elected Chairman of the Board by the remaining directors, and Brian D. Parker, John G. Orrico and Maureen A. Ehrenberg, executive officers of the Company, were appointed members of the Office of the President of the Company, with responsibility for management of the Company.


Item 7.   Financial Statements and Exhibits.
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(c)  Exhibits

     (10) Material Contracts
          -------- ---------


          10.1 General Release and Separation Agreement entered into between Neil Young and Grubb & Ellis Company dated as of May 30, 2000.


     (99) Additional Exhibits
          -------------------

          99.1  Press Release of Grubb & Ellis Company dated May 30, 2000.

                                       1
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GRUBB & ELLIS COMPANY
                                         ---------------------
                                         (Registrant)


Date: August 2, 2000                     By: /s/Robert J. Walner
                                             ----------------------------
                                                Robert J. Walner
                                                Senior Vice President and
                                                General Counsel

                                       2
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                                 Exhibit Index
                                 -------------


Exhibit
Number
------


(10)  Material Contracts
      ------------------

      10.1 General Release and Separation Agreement entered into between Neil Young and Grubb & Ellis Company dated as of May 30, 2000.


(99)  Additional Exhibits
      -------------------

      99.1  Press Release of Grubb & Ellis Company dated May 30, 2000.